NEA Valuebuilder Variable Annuity AEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity Security Benefit Advisor Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated November 24, 2008,
To the Prospectus Dated May 1, 2008

Effective November 24, 2008, the Security Diversified Income Subaccount changed its investment objective to "seeks to provide a high level of interest income with security of principal." All references to the Subaccount's investment objective are hereby changed to "seeks to provide a high level of interest income with security of principal" effective November 24, 2008.

Effective November 24, 2008, RS Investments no longer serves as subadvisor for the Security Small Cap Growth underlying fund.

Effective December 1, 2008, the name of the Dreyfus Premier Midcap Value Subaccount will change to Dreyfus Midcap Value. All references to Dreyfus Premier Midcap Value in the Prospectus dated May 1, 2008, are hereby changed to Dreyfus Midcap Value effective December 1, 2008.

Effective December 1, 2008, the name of the Dreyfus Premier Strategic Value Subaccount will change to Dreyfus Strategic Value. All references to Dreyfus Premier Strategic Value in the Prospectus dated May 1, 2008, are hereby changed to Dreyfus Strategic Value effective December 1, 2008.

Effective November 24, 2008, the table "Objectives for Underlying Funds" is revised as follows:

Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
Security Diversified Income	Class A	Seeks to provide a high level of interest income with security of principal	Security Investors, LLC One Security Benefit Place Topeka, KS 66636-0001
Security Small Cap Growth Fund	Class A	Long-term growth of capital	Security Investors, LLC One Security Benefit Place Topeka, KS 66636-0001

Please Retain This Supplement For Future Reference